UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2016

VIRTUAL PIGGY, INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-53944 (Commission File Number)	35-2327649 (I.R.S. Employer Identification No.)

1221 Hermosa Avenue, Suite 210, Hermosa Beach, California 90254
(Address of principal executive offices, including zip code)

(310) 853-1950
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement.

On February 23, 2016, Virtual Piggy, Inc. (the “Company”) entered into Amendment to Promissory Note Agreements (the “Amendments”) with five holders of the Company’s outstanding unsecured Promissory Notes in the aggregate principal amount of $475,300 (the “Outstanding Notes”), pursuant to which the maturity date of such Outstanding Notes was extended to the twelve (12) month anniversary of the original issuance date (formerly the six (6) month anniversary of the original issuance date) or such earlier date that (i) the Company completes the closing of a specified joint venture agreement or (ii) the Company completes the sale of at least an additional $1 million of 10% Secured Convertible Promissory Notes.  The Outstanding Notes were previously to mature between January 20, 2016 and March 18, 2016 and will now mature not later than dates between July 20, 2016 and September 18, 2016.  The Amendments took effect retroactive to the prior applicable maturity date.

The descriptions of the Amendments as set forth herein do not purport to be complete and are qualified in their entirety by the provisions of the form of Amendment, a copy of which is attached hereto as Exhibit 10.3.

ITEM 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

From February 19, 2016 to February 24, 2016, Virtual Piggy, Inc. issued $26,000 in aggregate principal amount of unsecured Promissory Notes to three accredited investors (the “Investors”) pursuant to Promissory Note Agreements (the “Notes”).  The Investors also received two-year Warrants to purchase an aggregate of 5,200 shares of Company common stock at an exercise price of $0.90 per share (the “Warrants”).

The Notes bear interest at a rate of ten percent (10%) per annum and mature on the six (6) month anniversary of the issuance date, or on such earlier date that (i) the Company completes the closing of a specified joint venture agreement or (ii) the Company completes the sale of at least an additional $1 million of 10% Secured Convertible Promissory Notes (the “Maturity Date”).

The descriptions of the Notes and the Warrants as set forth herein do not purport to be complete and are qualified in their entirety by the provisions of the forms of Note and Warrant, copies of which are incorporated herein by reference to Exhibits 10.1 and 10.2, respectively.

ITEM 3.02.  Unregistered Sales of Equity Securities.

The information provided under Item 2.03 regarding the unregistered sale of securities is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(d)           Exhibits – The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit

10.1	Form of Promissory Note (1)
10.2	Form of Warrant (2)
10.3	Form of Amendment*

*Filed herewith.

(1)Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed November 6, 2015.
(2)Incorporated by reference to Exhibit 10.3 to the Company’s Form 10-Q filed November 6, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUAL PIGGY, INC.

Date: February 25, 2016	By:	/s/ Ernest Cimadamore
Ernest Cimadamore
Secretary

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